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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: JUNE 19, 2001
                       (Date of Earliest Event Reported)

                     JOHN HANCOCK FINANCIAL SERVICES, INC.
              (Exact name of registrant as specified in charter)

                       COMMISSION FILE NUMBER:  1-15607

                  DELAWARE                         04-3483032
        (State or other jurisdiction            (I.R.S. Employer
      of incorporation or organization)        Identification No.)


                              JOHN HANCOCK PLACE
                         BOSTON, MASSACHUSETTS  02117
                   (Address of principal executive offices)

                                (617) 572-6000
             (Registrant's telephone number, including area code)
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ITEM 5.   OTHER INFORMATION.

  Maritime Life, a wholly owned subsidiary of John Hancock Financial Services, Inc., announced on June 19, 2001 that it has signed an agreement to purchase Royal & Sun Alliance Life Insurance Company of Canada (Royal & SunAlliance Financial). Based upon Royal & SunAlliance Financial's most recent results, the purchase will add approximately $133 million to Maritime Life's premium revenue and $2.1 billion to assets under administration, which includes $1.1 billion in segregated funds.

  Maritime Life is purchasing Royal & SunAlliance Financial from its parent company Royal & Sun Alliance Insurance Group plc of London, UK. The purchase price at closing will be approximately $235 million Cdn.

  The deal is tentatively scheduled to close in October 2001, subject to regulatory approval. With the purchase, Maritime Life will acquire Royal & SunAlliance Financial's entire business, which includes life insurance, guaranteed interest savings and retirement products and segregated funds. Royal & SunAlliance Financial employs 150 permanent staff, mostly at their head office in Oakville, Ontario, with a few staff employed in nine regional offices. Royal & SunAlliance Financial has 133,000 life insurance policies and 51,000 investment product policies.

  The statements, analyses, and other information contained herein relating to trends in the company's operations and financial results, the markets for the company's products, the future development of the company's business, and the contingencies and uncertainties to which the company may be subject, as well as other statements including words such as "anticipate," "believe," "plan," "estimate," "expect," "intend," "will," "should," "may," and other similar expressions, are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. Such statements are based upon management's current expectations and beliefs concerning future events and their potential effects on the company.

  Future events and their effects on the company may not be those anticipated by management. Actual results may differ materially from the results anticipated in these forward-looking statements due to known risks and uncertainties. These risks and uncertainties include, without limitation, the following: the timing and success of regulatory approval regarding the acquisition of RSA Life; general economic conditions; the performance of general markets and interest rates; customer responsiveness to existing and new products and distribution channels; competitive and business factors; and the impact of new tax or other legislation.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                            JOHN HANCOCK FINANCIAL SERVICES, INC.


Date:  June 19, 2001        By /s/ Barry J. Rubenstein
                               --------------------------------
                               Barry J. Rubenstein
                               Secretary